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                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Boeing Capital Corporation on Form S-3 of our report dated January 26, 1999, appearing in the Annual Report on Form 10-K of Boeing Capital Corporation for the years ended December 31, 1998 and 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                               DELOITTE & TOUCHE LLP

Seattle, Washington
July 7, 1999